Exhibit 99.2
                                                                   ------------

                            LEHMAN BROTHERS


                              Transaction

Date:       15 September, 2006

To:         Countrywide Home Loans, Inc.
            Attention:  Documentation Unit


From:       Lehman Brothers Special Financing Inc.
            Mandy Lee - Confirmations Group
            Facsimile:  (+1) 646-885-9551 (United States of America)
            Telephone:  212-526-9257

Ref. Numbers: Risk ID: 1282109L / Effort ID: N1031281 / Global Deal ID: 2628342

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Dear Sir or Madam:

The purpose of this communication (this "Confirmation") is to confirm the terms and conditions of the transaction (the "Transaction") entered into between Lehman Brothers Special Financing Inc. ("Party A") and Countrywide Home Loans, Inc. ("Party B") on the Trade Date specified below. This Confirmation constitutes a "Confirmation" as referred to in the Agreement specified below.

This Confirmation supplements, forms part of, and is subject to, the ISDA Master Agreement dated as of 06 June, 1996, as amended and supplemented from time to time, between Party A and Party B (the "Agreement"). All provisions contained in the Agreement shall govern this Confirmation except as expressly modified below.

The definitions and provisions contained in the 2000 ISDA Definitions as published by the International Swaps and Derivatives Association, Inc. (the "Definitions") are incorporated into this Confirmation. In the event of any inconsistency between the Definitions and the terms of this Confirmation, this Confirmation will govern. For the purpose of the Definitions, references herein to a "Transaction" shall be deemed to be references to a "Swap Transaction".

Party A and Party B each represents that entering into the Transaction is within its capacity, is duly authorized and does not violate any laws of its jurisdiction of organization or residence or the terms of any agreement to which it is a party. Party A and Party B each represents that (a) it is not relying on the other party in connection with its decision to enter into this Transaction, and neither party is acting as an advisor to or fiduciary of the other party in connection with this Transaction regardless of whether the other party provides it with market information or its views; (b) it understands the risks of the Transaction and any legal, regulatory, tax, accounting and economic consequences resulting therefrom; and (c) it has determined based upon its own judgment and upon any advice received from its own professional advisors as it has deemed necessary to consult that entering into the Transaction is appropriate for such party in light of its financial capabilities and objectives. Party A and Party B each represents that upon due execution and delivery of this Confirmation, it will constitute a legally valid and binding obligation, enforceable against it in accordance with its terms, subject to applicable principles of bankruptcy and creditors' rights generally and to equitable principles of general application.






                    LEHMAN BROTHERS SPECIAL FINANCING INC.
                              LEHMAN BROTHERS INC.
                     745 SEVENTH AVENUE, NEW YORK NY 10019

The terms of the particular Transaction to which this Confirmation relates are as follows:


  General Terms:

     Trade Date:                       15 August, 2006

     Effective Date:                   28 September, 2006

     Termination Date:                 25 September, 2011

                                       For purposes of the final Calculation
                                       Period on the Floating Amounts,
                                       Termination Date will be subject to
                                       adjustment in accordance with the
                                       Following Business Day Convention, and
                                       for purposes of the final Calculation
                                       Period on the Fixed Amounts, Termination
                                       Date will be subject to no adjustment.

     Notional Amount:                  With respect to each Calculation Period,
                                       the lesser of (i) the Notional Amount as set forth in Appendix A attached hereto and (ii) the aggregate Principal Balance of the Reference Assets on or about the 15th calendar day of each month, commencing in the month of October 2006.

     Referenced Assets:                CWABS Inc. Asset-Backed Certificates,
                                       Series 2006-16, Class 1-A (Cusip:
                                       23242FAA4), Class 2-A-1 (Cusip:
                                       23242FAB2), Class 2-A-2 (Cusip:
                                       23242FAC0), Class 2-A-3 (Cusip:
                                       23242FAD8), Class M-1 (Cusip: 23242FAE6),
                                       Class M-2 (Cusip: 23242FAF3), Class M-3
                                       (Cusip: 23242FAG1), Class M-4 (Cusip:
                                       23242FAH9), Class M-5 (Cusip: 23242FAJ5),
                                       Class M-6 (Cusip: 23242FAK2), Class M-7
                                       (Cusip: 23242FAL0), Class M-8 (Cusip:
                                       23242FAM8), and Class M-9 (Cusip:
                                       23242FAN6), Class B (Cusip: 23242FAP1).

     Principal Balance:                As reported on Bloomberg Financial
                                       Services, Inc. ("Bloomberg"): by entering the Cusip, (Mtge), type "pdi4", (Go). If
                                       Bloomberg fails to publish the aggregate
                                       Principal Balance of the Referenced
                                       Assets or the parties fail to agree on
                                       the aggregate Principal Balance of the
                                       Referenced Assets for any Calculation
                                       Period, the aggregate Principal Balance
                                       of the Referenced Assets shall be
                                       determined by the Calculation Agent
                                       pursuant to the Pooling and Servicing
                                       Agreement, dated as of 01 September,
                                       2006, by and among CWABS, Inc. as
                                       depositor, Countrywide Home Loans, Inc.
                                       as a seller, Park Monaco Inc. as a
                                       seller, Park Sienna LLC as a seller,
                                       Countrywide Home Loans Servicing LP as
                                       master servicer, and The Bank of New York as trustee.

  Floating Amounts:

     Floating Amount Payer:            Party A



       Risk ID: 1282109L / Effort ID: 1031281 / Global Deal ID: 2628342

     Floating Amount Payer Period      The 25th calendar day of each month, from
     End Dates:                        and including 25 October, 2006 to and
                                       including the Termination Date, subject
                                       to adjustment in accordance with the
                                       Following Business Day Convention.

     Floating Amount Payer Payment     One (1) Business  Day  prior  to  each
     Dates:                            Floating Amount Payer Period End Date.

     Floating Rate Option:             USD-LIBOR-BBA

     Designated Maturity:              1 month

     Spread:                           Inapplicable

     Floating Rate Day Count Fraction: Actual/360

     Reset Dates:                      The first day of each Calculation Period

  Fixed Amounts:

     Fixed Amount Payer:               Party B

     Fixed Amount Payer Period End     The 25th calendar day of each month, from
     Dates:                            and including 25 October, 2006 to and
                                       including the Termination Date, subject
                                       to no adjustment.

     Fixed Amount Payer Payment Dates: The 25th calendar day of each month, from and including 25 October, 2006 to and
                                       including the Termination Date, subject
                                       to adjustment in accordance with the
                                       Following Business Day Convention.

     Fixed Rate:                       5.36% per annum

     Fixed Rate Day Count Fraction:    30/360

  Business Days:                       New York

  Additional Payment:                  Party B shall pay Party A the sum of USD
                                       390,000.00 on the Effective Date, subject to adjustment in accordance with the Following Business Day Convention.



       Risk ID: 1282109L / Effort ID: 1031281 / Global Deal ID: 2628342

   Additional Provision:

      Netting: With respect to each Calculation Period, if a Net Payment Amount for such Calculation Period is owed by Party A, then such Net Payment Amount shall be paid by Party A to Party B on the Floating Amount Payer Payment Date, and if a Net Payment Amount for such Calculation Period is owed by Party B, then such Net Payment Amount shall be paid by Party B to Party A on the Fixed Amount Payer Payment Date.

                        Where,

                        Net Payment Amount shall mean, for a Calculation Period, the excess of the larger aggregate amount payable and currently owed by one party over the smaller aggregate amount payable and currently owed by the other party.


  Miscellaneous:

     Calculation Agent:                As per the Agreement.

     Office: For the purposes of this Transaction, Party A is not a Multibranch Party, and the Office of Party B is its Head
                                       Office.

  Account Details:

     Account Details of Party A:       JPMorgan Chase Bank, New York
                                       ABA #: 021000021
                                       A/C of Lehman Brothers Special Financing
                                       Inc.
                                       A/C # 066-143-543

     Account Details of Party B:       To be provided

Please confirm your agreement with the foregoing by executing this Confirmation and returning such Confirmation, in its entirety, to us at facsimile number (+1) 646-885-9551 (United States of America), Attention: Confirmations Group.


Yours sincerely,                      Accepted and agreed to:

Lehman Brothers Special Financing     Countrywide Home Loans, Inc.
Inc.




By:  /s/ Anatoly Kozlov               By:  /s/ Jennifer Shiley Sandefur
     ---------------------------           ------------------------------
Name:    Anatoly Kozlov               Name:   Jennifer Shiley Sandefur
Title:   Authorized Signatory         Title:  Senior Managing Director
                                              and Treasurer





       Risk ID: 1282109L / Effort ID: 1031281 / Global Deal ID: 2628342

                                   Appendix A


         *Calculation Periods    *Calculation Periods up
          from and including        to but excluding       Notional Amount (USD)
       28 September, 2006        25 October, 2006              385,876,817.00
       25 October, 2006          25 November, 2006             383,118,270.00
       25 November, 2006         25 December, 2006             379,918,099.00
       25 December, 2006         25 January, 2007              376,278,566.00
       25 January, 2007          25 February, 2007             372,203,539.00
       25 February, 2007         25 March, 2007                367,698,513.00
       25 March, 2007            25 April, 2007                362,770,622.00
       25 April, 2007            25 May, 2007                  357,563,121.00
       25 May, 2007              25 June, 2007                 351,952,719.00
       25 June, 2007             25 July, 2007                 346,039,450.00
       25 July, 2007             25 August, 2007               339,832,112.00
       25 August, 2007           25 September, 2007            333,221,214.00
       25 September, 2007        25 October, 2007              326,224,422.00
       25 October, 2007          25 November, 2007             319,018,501.00
       25 November, 2007         25 December, 2007             311,495,334.00
       25 December, 2007         25 January, 2008              303,676,184.00
       25 January, 2008          25 February, 2008             295,583,535.00
       25 February, 2008         25 March, 2008                287,240,993.00
       25 March, 2008            25 April, 2008                278,673,202.00
       25 April, 2008            25 May, 2008                  269,914,739.00
       25 May, 2008              25 June, 2008                 261,456,373.00
       25 June, 2008             25 July, 2008                 253,288,983.00
       25 July, 2008             25 August, 2008               245,403,185.00
       25 August, 2008           25 September, 2008            237,789,906.00
       25 September, 2008        25 October, 2008              230,440,374.00
       25 October, 2008          25 November, 2008             218,711,657.00
       25 November, 2008         25 December, 2008             207,666,799.00
       25 December, 2008         25 January, 2009              197,265,930.00
       25 January, 2009          25 February, 2009             187,471,595.00
       25 February, 2009         25 March, 2009                178,248,600.00
       25 March, 2009            25 April, 2009                169,563,882.00
       25 April, 2009            25 May, 2009                  164,171,422.00
       25 May, 2009              25 June, 2009                 158,979,830.00
       25 June, 2009             25 July, 2009                 153,982,536.00
       25 July, 2009             25 August, 2009               149,173,196.00
       25 August, 2009           25 September, 2009            144,545,685.00
       25 September, 2009        25 October, 2009              139,976,522.00
       25 October, 2009          25 November, 2009             135,519,645.00



       Risk ID: 1282109L / Effort ID: 1031281 / Global Deal ID: 2628342

       25 November, 2009         25 December, 2009             131,231,771.00
       25 December, 2009         25 January, 2010              127,107,220.00
       25 January, 2010          25 February, 2010             123,140,526.00
       25 February, 2010         25 March, 2010                119,326,420.00
       25 March, 2010            25 April, 2010                115,727,829.00
       25 April, 2010            25 May, 2010                  112,187,103.00
       25 May, 2010              25 June, 2010                 108,779,935.00
       25 June, 2010             25 July, 2010                 105,502,187.00
       25 July, 2010             25 August, 2010               102,349,855.00
       25 August, 2010           25 September, 2010             99,319,065.00
       25 September, 2010        25 October, 2010               96,403,931.00
       25 October, 2010          25 November, 2010              93,452,604.00
       25 November, 2010         25 December, 2010              90,611,988.00
       25 December, 2010         25 January, 2011               87,878,655.00
       25 January, 2011          25 February, 2011              85,249,285.00
       25 February, 2011         25 March, 2011                 82,720,668.00
       25 March, 2011            25 April, 2011                 80,287,932.00
       25 April, 2011            25 May, 2011                   77,949,796.00
       25 May, 2011              25 June, 2011                  75,693,891.00
       25 June, 2011             25 July, 2011                  73,516,741.00
       25 July, 2011             25 August, 2011                71,415,654.00
       25 August, 2011           25 September, 2011             69,388,229.00

       *with respect to each Fixed Amount Payer Period End Date, all such dates are subject to no adjustment, and with respect to each Floating Amount Payer Period End Date, all such dates are subject to adjustment in accordance with the Following Business Day Convention.



       Risk ID: 1282109L / Effort ID: 1031281 / Global Deal ID: 2628342